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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 1999

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                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-10410              62-1411755
  (State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization)      File Number)       Identification No.)

        1023 CHERRY ROAD
       MEMPHIS, TENNESSEE                                       38117
(Address of Principal Executive                               (Zip Code)
            Offices)
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                                 (901) 762-8600
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              (Registrant's telephone number, including area code)



          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.     OTHER EVENTS

            This current report on Form 8-K is being filed to incorporate by reference into the Registration Statement on Form S-3 of the Registrant and Harrah's Operating Company, Inc. ("HOC"), declared effective by the Securities and Exchange Commission on December 31, 1998 (No. 333-69263), an Underwriting Agreement between the Registrant, HOC, and Morgan Stanley & Co. Incorporated on behalf of itself and the other underwriters named in the Underwriting Agreement (the "Underwriters"). The Underwriting Agreement was entered into in connection with HOC's proposed offering and sale, and the Registrant's guarantee, of $500,000,000 7 1/2% Senior Notes due 2009.

            For additional information concerning the foregoing, reference is made to the copies of the Underwriting Agreement and the Registrant's press release, dated January 13, 1999, which are attached as exhibits 1.1 and 99.1, respectively, hereto and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   The following exhibits are filed as part of this Report:

            1.1 Underwriting Agreement, dated as of January 12, 1999, between Harrah's Entertainment, Inc., Harrah's Operating Company, Inc. and the Underwriters named therein.

            99.1    Text of press release, dated January 13, 1999.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRAH'S ENTERTAINMENT, INC.

Date:  January 13, 1999                    By: /s/ E. O. Robinson, Jr.
                                           ---------------------------
                                              Name:  E. O. Robinson, Jr.
                                              Title: Senior Vice President and
                                                     General Counsel